SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                              FEBRUARY 1, 2010


                            ENTECH  SOLAR, INC.
                            -------------------
             (Exact Name of Registrant as specified in charter)

  Delaware                          0-16936                        33-0123045
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                   (IRS Employer
   of incorporation)               File Number)              Identification No.)


   13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas         76177
-------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)



      Registrant's telephone number, including area code:   817/ 224-3600


                                      N/A
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

     On February 1, 2010, Entech Solar, Inc. (the "REGISTRANT") and The Quercus Trust ("QUERCUS") entered into a Stock Purchase Agreement, pursuant to which Quercus purchased 2,875,000 shares of the Registrant's common stock at $0.08 per share. On January 15, 2010, Quercus purchased 1,437,5000 shares of the Registrant's common stock at $0.08 per share pursuant to the terms of a Stock Purchase Agreement with the Registrant, dated January 14, 2010. The Registrant received an aggregate total of $345,000 from these transactions.

     The foregoing description of the stock purchases by Quercus does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreements which are attached hereto as Exhibits 10.1 and 10.2, and incorporated herein by reference.

     The transactions described in the Stock Purchase Agreements did not involve any underwriters or any public offerings. These transactions were exempt from registration under The Securities Act of 1933, as amended (the "SECURITIES ACT"), pursuant to Section 4(2) of the Securities Act or Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit No.
-----------

10.1 Stock Purchase Agreement, dated January 14, 2010 by and between Entech Solar, Inc. and The Quercus Trust.

10.2 Stock Purchase Agreement, dated February 1, 2010 by and between Entech Solar, Inc. and The Quercus Trust.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENTECH SOLAR, INC.


                                      By:     /s/ Sandra J. Martin
                                           -----------------------------------
                                                  Sandra J. Martin
                                                  Chief Financial Officer

Dated:   February 4, 2010


______________________________________________________________________________

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.
-----------

10.1 Stock Purchase Agreement, dated January 14, 2010 by and between Entech Solar, Inc. and The Quercus Trust.

10.2 Stock Purchase Agreement, dated February 1, 2010 by and between Entech Solar, Inc. and The Quercus Trust.